PARTIAL RELEASE AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

This PARTIAL RELEASE AND THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of June 29, 2020 (this "Amendment"), which amends that certain Note Purchase Agreement, dated as of March 12, 2019 (as amended by that certain First Amendment to Note Purchase Agreement, dated as of March 26, 2020, and that certain Partial Release and Second Amendment to Note Purchase Agreement, dated as of April 2, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), by and among Rekor Systems, Inc. (f/k/a Novume Solutions, Inc.) (the "Borrower"), the financial institutions or other entities from time to time party thereto (each as a "Purchaser") and U.S. Bank National Association, as paying agent and collateral agent (in such capacity, the "Agent").

WHEREAS, the Borrower has requested that the Purchasers exchange Notes for newly-issued common stock of the Borrower (the "Exchange") pursuant to those certain Exchange Agreements, dated as of June 30, 2020, by and among the Purchasers party thereto and the Borrower (collectively, the "Exchange Agreements");

WHEREAS, the Credit Parties have informed the Purchasers that certain of the Credit Parties intend to enter into that certain Stock Purchase Agreement (the "Global Stock Purchase Agreement"), dated as of June 29, 2020, by and among Talent Teams, LLC, the Borrower and Global Technical Services, Inc., a Texas corporation ("Global"), and the Borrower intends to sell 100% of the Capital Stock of Global (such capital stock, the "TeamGlobal Common Stock") to the purchaser thereunder (the "Global Sale");

WHEREAS, in connection with the Global Sale, the Credit Parties have requested that the Purchasers consent to the Global Sale and amend certain terms and conditions of the Note Purchase Agreement; and

WHEREAS, the Purchasers are willing to consent to the Global Sale and amend such terms and conditions of the Note Purchase Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Note Purchase Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

2. Consent and Partial Release.

(a) In accordance with the Note Purchase Agreement (as amended hereby), the Borrower requests that the Required Purchasers, on behalf of the Purchasers, consent to the Global Sale and expressly release the Agent's Lien on the TeamGlobal Common Stock, previously granted to the Agent as security for the Obligations. The Purchasers hereby consent to the consummation of the Global Sale on the terms set forth in the Global Stock Purchase Agreement. The Purchasers hereby (i) acknowledge and agree that upon the consummation and effectiveness of the Global Sale in accordance with the terms of the Global Stock Purchase Agreement, all of the Liens granted to the Agent, on behalf of the Secured Parties, on the TeamGlobal Common Stock are hereby released and (ii) authorize and direct the Agent to execute and deliver Uniform Commercial Code Financing Statement Amendment(s) to effectuate the release of all Liens granted to the Agent, on behalf of the Secured Parties, on the TeamGlobal Common Stock. By each Credit Party's acknowledgment hereto, such Credit Party hereby acknowledges and agrees that, except as

expressly provided herein, the release of the Liens in connection with the Global Sale will be limited solely to the TeamGlobal Common Stock and that all other Liens granted, given or otherwise made by any Borrower or any other Credit Party under the Note Purchase Agreement are and shall remain entirely unmodified by the release set forth above and shall continue in full force and effect.

(b) Upon consummation of the Global Sale, Global shall be released as a Credit Party under the Note Purchase Agreement, and any Liens granted to the Agent, on behalf of the Secured Parties, on any assets of Global shall be released. The Purchasers hereby authorize and direct the Agent to execute and deliver Uniform Commercial Code Financing Statement Amendment(s) to effectuate the release of Global and all Liens granted to the Agent, on behalf of the Secured Parties, on any assets of Global. The Borrower is authorized to file or cause to be filed a Uniform Commercial Code termination statement to effectuate the foregoing release upon its effectiveness, which release shall be reasonably acceptable to the Required Purchasers.

(c) The foregoing consent and release shall not become effective until all of the conditions set forth in Section 7 hereof have been satisfied or waived by the Required Purchasers and the Required Purchasers shall have received a duly executed copy of the Global Stock Purchase Agreement by each of the parties thereto, together with all exhibits thereto, and a duly executed copy of the "Note" to be issued pursuant to Section 2.01(b) of the Global Stock Purchase Agreement.

3. Waiver of Mandatory Prepayment. Pursuant to Section 12.5 of the Note Purchase Agreement, and subject to and in accordance with the terms and conditions set forth herein, including without limitation the conditions precedent set forth in Section 7 hereof, the Required Purchasers, on behalf of the Purchasers, hereby waive any mandatory prepayments arising out of the Global Sale that would otherwise be required to be paid pursuant to Section 2.3(d) of the Note Purchase Agreement.

4. Exit Fee. As part of the Exchange, the Borrower has agreed to include in the calculation of the Exchange Rate (as defined in the Exchange Agreement) an amount of the Exit Fee equal to the pro rata share of the full Exit Fee that would have been payable on each exchanged Note had such Note been paid in full rather than be exchanged. The Purchasers and the Borrower agree that as a result, the Exit Fee payable on any Notes not exchanged shall be reduced, pro rata based on the amount of Notes exchanged in the Exchange, to an amount equal to (i) $1,000,000, multiplied by (ii) a fraction, (a) the numerator of which is the outstanding principal balance of the Notes immediately after giving effect to the Exchange and (b) the denominator of which is the outstanding principal balance of the Notes immediately prior to the Exchange (the resulting amount, the "Modified Exit Fee Amount"). Section 2.4(e)(iii) of the Note Purchase Agreement shall be deemed to be amended by deleting "$1,000,000" and inserting the Modified Exit Fee Amount in lieu thereof immediately on the later of the Third Amendment Effective Date and the closing of the Exchange.

5. Amendments. Pursuant to Section 12.5 of the Note Purchase Agreement, and subject to and in accordance with the terms and conditions set forth herein, including without limitation the conditions precedent set forth in Section 7 hereof, the Note Purchase Agreement is hereby amended as follows:

(a) Annex A of the Note Purchase Agreement is hereby amended by deleting the definition of "Maturity Date" and inserting the following in lieu thereof:

"Maturity Date" means the earlier of (a) December 31, 2021, or (b) such earlier date that the Notes become due and payable pursuant to Section 8.2.

(b) Annex A of the Note Purchase Agreement is hereby further amended by adding the following definitions thereto in the appropriate alphabetical order:

"Global Sale" shall have the meaning assigned to such term in the Third Amendment.

"Global Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated as of June 29, 2020, by and among Talent Teams, LLC, the Borrower and Global Technical Services, Inc., a Texas corporation.

"Third Amendment" shall mean that certain Partial Release and Third Amendment to Note Purchase Agreement, dated as of the Third Amendment Effective Date, by and between the Borrower, the other Credit Parties party thereto and the Purchasers party thereto.

"Third Amendment Effective Date" shall mean June 29, 2020.

6. Representations and Warranties. To induce the Purchasers to enter into this Amendment, the Borrower and each other Credit Party hereby represents and warrants to each Purchaser that as of the date hereof, after giving effect to this Amendment:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article 3 of the Note Purchase Agreement and in each other Financing Document, made by or on behalf of the Credit Parties to any Purchaser pursuant to the Note Purchase Agreement or any other Financing Document on or immediately prior to the Third Amendment Effective Date (as defined below) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Third Amendment Effective Date (as defined below) or would result from this Amendment becoming effective in accordance with its terms.

(b) Authorization, Etc. The execution and delivery by each Credit Party of this Amendment and each other Financing Document to which it is or will be a party, and the performance by it of the Note Purchase Agreement, as amended hereby, (i) are within the power and authority of such Credit Party and have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Organizational Documents, (B) any applicable material applicable Law or (C) any material contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c) Enforceability of Financing Documents. This Amendment is, and each other Financing Document to which any Credit Party is or will be a party, when delivered hereunder, will be, a

legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

7. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner reasonably satisfactory to the Required Purchasers, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the "Third Amendment Effective Date"):

(a) Payment of Fees, Etc. The Borrower shall have paid on or before the Third Amendment Effective Date all fees, costs, expenses and taxes then due and payable pursuant to Section 9.1 or 12.5 of the Note Purchase Agreement;

(b) Delivery of Documents. The Borrower and each of the Credit Parties shall have executed and delivered, or caused to be executed and delivered, and the Required Purchasers shall have received, in form and substance reasonably satisfactory to the Required Purchasers a duly executed copy of this Amendment by each Borrower, each other Credit Party, and all of the Purchasers;

(c) Exchange. All conditions precedent to the execution of the Exchange Agreements and the consummation of the Exchange shall have been satisfied (other than the effectiveness of this Amendment);

(d) Material Adverse Effect. As of the Third Amendment Effective Date, there shall not have occurred any change, effect, event, occurrence, state of facts, circumstances, condition or development that has had or would reasonably be expected to have a Material Adverse Effect; and

(e) Event of Default. No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

8. Continued Effectiveness of the Note Purchase Agreement and Other Financing Documents. Each Credit Party hereby (a) acknowledges and consents to this Amendment, and (b) confirms and agrees that the Note Purchase Agreement and each other Financing Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Third Amendment Effective Date, all references in any such Financing Document to "the Note Purchase Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Note Purchase Agreement shall mean the Note Purchase Agreement as amended by this Amendment. This Amendment does not and shall not affect any of the obligations of the Credit Parties, other than as expressly provided herein, including, without limitation, the Credit Parties' obligations to repay the Notes in accordance with the terms of Note Purchase Agreement or the obligations of the Credit Parties under any Financing Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser under the Note Purchase Agreement or any other Financing Document nor constitute a waiver of any provision of the Note Purchase Agreement or any other Financing Document.

9. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Note Purchase Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

10. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Purchaser (or any of the directors,

officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Purchasers have heretofore properly performed and satisfied in a timely manner all of their obligations to the Credit Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Purchasers wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Purchasers, together with their respective Affiliates, successor and assigns, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Third Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Note Purchase Agreement or any other Financing Document, or any act, event or transaction related or attendant thereto, or the agreements of any Purchaser contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the purchase of any Notes or other advances or the management of such Notes or other advances.

11. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Credit Party hereby acknowledges and agrees that this Amendment constitutes a "Financing Document" under the Note Purchase Agreement. Accordingly, it shall be an Event of Default under the Note Purchase Agreement if (i) any representation or warranty made by any Credit Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Credit Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

Borrower:

REKOR SYSTEMS, INC. (f/k/a Novume Solutions, Inc.)

By: /s/ Robert Berman
Name: Robert Berman
Title: CEO

Credit Parties:

REKOR RECOGNITION SYSTEMS, INC., a Delaware corporation

By: /s/ Robert Berman
Name: Robert Berman
Title: President

KEYSTONE SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

GLOBAL TECHNICAL SERVICES, INC., a Texas corporation

By: /s/ Scott Kostelecky
Name: Scott Kostelecky
Title: President

OPENALPR SOFTWARE SOLUTIONS, LLC, a Delaware limited liability Company

By: /s/ Rod Hillman
Name: Rod Hillman
Title: President

FIRESTORM HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM FRANCHISING, LLC, a Georgia limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

Purchasers:

Cedarview Opportunities Master Fund, LP, as a Purchaser

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: Managing Partner

Purchasers:

DOOLEY FAMILY INTER VIVOS TRUST, as a Purchaser

By: /s/ Patrick J. Dooley
Name: Patrick J. Dooley
Title: Trustee

Purchasers:

Dooley Family Investments LLC, as a Purchaser

By: /s/ Margaret San Filippo
Name: Margaret San Filippo
Title: Manager

Purchasers:

Michael Kook, as a Purchaser

By: /s/ Michael Kook
Name: Michael Kook
Title: ____________________

Purchasers:

Bernie Mermelstein, as a Purchaser

By: /s/ Bernie Mermelstein
Name: Bernie Mermelstein
Title: ______________________

Purchasers:

Philip Baratz, as a Purchaser

By: /s/ Philip Baratz
Name: Philip Baratz
Title: ____________________

Purchasers:

Leah Rapaport, as a Purchaser

By: /s/ Leah Rapaport
Name: Leah Rapaport
Title:

Purchasers:

Debbie Neukrug-Berman, as a Purchaser

By: /s/ Debbie Neukrug-Berman
Name: Debbie Neukrug-Berman
Title:

Purchasers:

Robert Koppel, as a Purchaser

By: /s/ Robert Koppel
Name: Robert Koppel
Title:

Purchasers:

David Muschel, as a Purchaser

By: /s/ David Muschel
Name: David Muschel
Title: ______________________

Purchasers:

Jordan Sudberg, as a Purchaser

By: /s/ Jordan Sudberg
Name: Jordan Sudberg
Title: ______________________

Purchasers:

Burton Weinstein, as a Purchaser

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: ____________________

Purchasers:

David Weinstein, as a Purchaser

By: /s/ David Weinstein
Name: David Weinstein
Title: __________

Purchasers:

Eliyahu Kalatsky, as a Purchaser

By: /s/ Eliyahu Kalatsky
Name: Eliyahu Kalatsky
Title: ______________________

Purchasers:

K. David Isaacs, as a Purchaser

By: /s/ K. David Isaacs
Name: K. David Isaacs
Title: ______________________

Purchasers:

David Seltzer, as a Purchaser

By: /s/ David Seltzer

Name: David Seltzer

Title: ____________________

Purchasers:

Barry Sklar, as a Purchaser

By: /s/ Barry Sklar
Name: Barry Sklar
Title: __________

Purchasers:

Joshua Gottlieb, as a Purchaser

By: V Joshua Gottlieb
Name: -RVKXD*RWWOLHE
Title: ____________________

Purchasers:

Jonathan Leifer, as a Purchaser

By: /s/ Jonathan Leifer
Name: Jonathan Leifer
Title: ______________________

Purchasers:

HF Partners LLC, as a Purchaser

By: /s/ Andrew Herenstein
Name: Andrew Herenstein
Title: Managing Member

Purchasers:

Allen Wiesenfeld, as a Purchaser

By: /s/ Allen Wiesenfeld
Name: Allen Wiesenfeld
Title: ______________________

Purchasers:

Tyler E. Thors, as a Purchaser

By: /s/ Tyler E. Thors
Name: Tyler E. Thors
Title: ______________________

Purchasers:

Timothy J. Sullivan, as a Purchaser

By: /s/ Timothy J. Sullivan
Name: Timothy J. Sullivan
Title: ______

Purchasers:

Stephen Sander, as a Purchaser

By: /s/ Stephen Sander
Name: Stephen Sander
Title: ____________________

Purchasers:

Majek Investments LLC, as a Purchaser

By: /s/ Richard Stadtmauer
Name: Richard Stadtmauer
Title: Authorized Signatory

Purchasers:

Leifer 1999 Family Partnership, as a Purchaser

By: /s/ Jonathan Leifer
Name: Jonathan Leifer
Title: Member

Purchasers:

Rubin Brothers LLC, as a Purchaser

By: /s/ Howard Rubin
Name: Howard Rubin
Title: V.P.

Purchasers:

Glenn Reicin, as a Purchaser

By: /s/ Glenn Reicin

Name: Glenn Reicin

Title: ____________________

Purchasers:

Frohlich Financial Group LLC, as a Purchaser

By: /s/ Marc Frohlich
Name: Marc Frohlich
Title: Authorized Signatory

Purchasers:

MJS Family Trust, as a Purchaser

By: /s/ Marla Schachter
Name: Marla Schachter
Title: Trustee

Purchasers:

SM ISRAGROUP LLC, Inc., as a Purchaser

By: /s/ Shalom Maidenbaum
Name: Shalom Maidenbaum
Title: Managing Member

Purchasers:

Shtarktank LLC, as a Purchaser

By: /s/ Morris Berger
Name: Morris Berger
Title: Member

Purchasers:

A-6684 Holdings Corporation, as a Purchaser

By: /s/ Penina Kalatsky
Name: Penina Kalatsky
Title: Authorized signatory

Purchasers:

Retirement Plan For Employees of US Epperson Underwriting Company, as a Purchaser

By: /s/ Leonard Mezei
Name: Leonard Mezei
Title: ____________________

Purchasers:

CLOSEDRLPA, HOLDINGS INC. FNA OpenALPR Technology, Inc.,
as a Purchaser

By: /s/ Matthew Hill
Name: Matthew Hill
Title: President

Purchasers:

Hirt 2006 Family Trust, as a Purchaser

By: /s/ Lance Hirt
Name: Lance Hirt
Title: Trustee

Purchasers:

Golden Mountain Ventures Fund, LP, as a Purchaser by HSS, Partners, LLC, its general partner

By: /s/ Steven Margulies
Name: Steven Margulies
Title: Managing Partner

Purchasers:

Gold Family 2013 Trust, as a Purchaser

By: /s/ Ronald Gold
Name: Ronald Gold
Title: Executor

Purchasers:

Millennium Trust Company, as a Purchaser

By: /s/ Leon Wagner
Name: Leon Wagner
Title: Authorized Signatory

Purchasers:

Mercer Investors LLC, as a Purchaser

By: /s/ Ezra Birnbaum
Name: Ezra Birnbaum
Title: Managing Partner